UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022

U.S. GLOBAL INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Texas	0-13928	74-1598370
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Callaghan Road, San Antonio, Texas 78229
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.25 par value per share	GROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Changes in Registrant's Certifying Accountant.

(a) Changes in Independent Registered Public Accounting Firm.

On October 12, 2022, BDO USA, LLP (“BDO”), the independent registered public accounting firm to U.S. Global Investors, Inc. (the "Company"), informed the Company of its decision to decline to stand for re-appointment for this role for the fiscal year ending June 30, 2023, and that they would resign as our independent registered public accounting firm effective upon the filing of our Form 10-Q for the fiscal quarter ended September 30, 2022. The Company is currently in the process of identifying a successor independent registered public accounting firm and will disclose its engagement of a new independent registered public accounting firm once the selection process has been completed, as required by the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

The audit reports of BDO on the consolidated financial statements of the Company as of and for the years ended June 30, 2022, and 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2022 and 2021 and through October 12, 2022, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During the Company’s two most recent fiscal years ended June 30, 2022, and 2021 and through October 12, 2022, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO with a copy of the disclosures in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”). A copy of BDO’s letter, stating it agrees with the statements as set forth above, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from BDO USA, LLP dated October 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Global Investors, Inc. By: /s/ Lisa Callicotte Lisa Callicotte CFO

Dated:    October 18, 2022